UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 25, 2008

LAKE SHORE BANCORP, INC.

(Exact name of registrant as specified in its charter)

United States	000-51821	20-4729288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 East Fourth Street, Dunkirk, NY 14048

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (716) 366-4070

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The Company issued a press release on February 5, 2008 disclosing certain information concerning its fourth quarter and fiscal year 2007 results of operations and financial condition.

A copy of that press release is attached as Exhibit 99.1 hereto.

Item 8.01	Other Events.

The Company issued a press release on January 25, 2008 announcing the declaration of a quarterly cash dividend of $0.04 per share on its outstanding common stock. The dividend is payable on February 15, 2007 to shareholders of record as of February 4, 2007.

A copy of that press release is attached as Exhibit 99.2 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release of Lake Shore Bancorp, Inc. dated February 5, 2008

99.2 Press release of Lake Shore Bancorp, Inc. dated January 25, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKE SHORE BANCORP, INC.

By:	/s/ Rachel A. Foley
Name:	Rachel A. Foley
Title:	Chief Financial Officer

Date: February 5, 2008